EXHIBIT 99.1


For immediate release - June 23, 1998                         Release No. 98-002

WORKFLOW MANAGEMENT, INC.                               Contact: Steve R. Gibson
(NASDAQ - "WORK")                                                     VP and CFO
(561) 659-6551 ex. 312


                        Workflow Management, Inc. Reports
                     Fiscal Year '98 Fourth Quarter Results


* Revenues in Fourth Quarter were up 10% over Third Quarter and up 9% over Fourth Quarter of Fiscal Year `97

* Proforma Net Income before One-Time Charges was $0.18 per share

* Revenues for Fiscal Year 1998 were up 8% over Fiscal Year 1997



June 23, 1998 - Workflow Management, Inc. (NASDAQ: WORK) today announced proforma net income, before one-time charges, of $2.6 million or $0.18 per share for its fourth fiscal quarter ended April 25, 1998. During the fourth quarter, Workflow Management, Inc. ("Workflow Management" or the "Company") operated as the print management division of U.S. Office Products Company ("USOP"), one of the country's fastest growing suppliers of office products and business services. The Company was spun-off from U.S. Office Products on June 9, 1998 as part of USOP's strategic restructuring plan, which included the spin-off of three other USOP divisions.

For the fiscal year ended April 25, 1998, the Company reported proforma net income, before one-time charges, of $10.2 million, or $0.70 per share of common stock. Proforma revenues for the year were $359.9 million.

For the fourth quarter ended April 25, 1998, proforma EBITDA was $6.5 million, up from the historical EBITDA of $4.2 million in the fourth quarter of 1997. For the fiscal year ended April 25, 1998, proforma EBITDA was $28.6 million. Historical EBITDA for the fiscal year ended April 26, 1987 was $20.4 million.

Tom D'Agostino, CEO and President of the Company, commented, "These earnings are a further indication that the core business of Workflow Management is performing according to our expectations and that we continue to have a position of strength from which to execute our stated business plan of acquisition and internal growth. I am very pleased with the results I am seeing from all of our operations."

Steve Gibson, Workflow Management CFO, commented, "As evidenced by our fourth quarter results, Workflow completed the spin-off from USOP with a solid financial position which I expect to continue. The cash flow from our platform operations, along with our $150 million revolving credit facility, provide us with the necessary capital to execute our consolidation business strategy."

Workflow Management is a leading manufacturer and distributor of graphic arts products and envelopes in the United States and Canada. It provides documents, envelopes and commercial printing to over 22,000 businesses in North America. Currently, the Company has 17 manufacturing facilities in seven states and five Canadian provinces, 26 distribution centers, eight print-on-demand centers and 59 sales offices, with more than 2,000 employees. The Company is also a leader in bringing graphic arts and other office products directly to its customer base through the internet with its GetSmart and Informa proprietary information systems. Workflow Management's objective is to maximize the manufacturing and distribution operations of its business by capitalizing on consolidation opportunities in the United States and Canada and promoting internal growth.

This press release contains "forward-looking statements," within the meaning of federal securities laws, that involve risks and uncertainties. All statements herein, other than those consisting solely of historical facts, that address activities, events or developments that the Company expects or anticipates will or may occur in the future, including such things as business strategy, measures to implement strategy, competitive strengths, goals, references to future success and other events, may be forward-looking statements. Statements herein are based on certain assumptions and analyses by the Company in light of its experience and its perception of historical trends, current conditions and potential future developments, as well as other factors it believes are appropriate in the circumstances. However, whether actual results, events and developments will conform with the Company's expectations is subject to a number of risks and uncertainties and important factors could cause actual results, events and developments to differ materially from those referenced in, contemplated by or underlying any forward-looking statements herein, including, among others, the continued development and viability of the Company's operations, the Company's ability to manage its growth, the impact of industry and economic conditions, competition and other factors, many of which are beyond the control of the Company. Consequently, all forward-looking statements made herein are qualified by these cautionary statements and there can be no assurance that the actual results, events or developments referenced herein will occur or be realized.

                            Workflow Management, Inc.
                      Consolidated Statement of Operations
                      (In thousands, except per share data)

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                                                                                 Three Months Ended
                                                                        --------------------------------------

                                                                           April 25,            April 26,
                                                                             1998                  1997
                                                                        ----------------     -----------------
                                                                          (Unaudited)          (Unaudited)

Revenues                                                                       $ 95,574              $ 87,630
Cost of revenues                                                                 69,817                63,471
                                                                        ----------------     -----------------
  Gross profit                                                                   25,757                24,159

S, G & A expenses                                                                20,574                19,163
Amortization expense                                                                144                    51
                                                                        ----------------     -----------------
  Operating income before one-time charges                                        5,039                 4,945

One-time charges:
 Non-recurring acquisition costs                                                                        2,104
 Restructuring costs                                                                872
 Strategic restructuring plan                                                     1,750
                                                                        ----------------     -----------------
  Operating income after one-time charges                                         2,417                 2,841

Interest expense and other                                                          227                   669
                                                                        ----------------     -----------------
Income before provision for income taxes
  and extraordinary item                                                          2,190                 2,172
Provision for income taxes                                                        1,532                 1,441
                                                                        ----------------     -----------------
Income before extraordinary item                                                    658                   731
Extraordinary item - loss on early termination
  of credit facility, net of income taxes                                                                 798
                                                                        ================     =================
Net income                                                                        $ 658                 $ (67)
                                                                        ================     =================


EBITDA                                                                          $ 4,391               $ 4,189

EPS before one-time charges and extraordinary item:
   Net income before one-time charges and extraordinary item                    $ 2,583               $ 2,835
   Basic EPS before one-time charges and extraordinary item                      $ 0.14                $ 0.21
   Diluted EPS before one-time charges and extraordinary item                    $ 0.14                $ 0.21

GAAP Basic EPS Data:
  Income before extraordinary item                                               $ 0.04                $ 0.05
  Extraordinary item                                                                  -                  0.06
                                                                        ----------------     -----------------
      GAAP Net Income                                                            $ 0.04               $ (0.01)
                                                                        ================     =================

GAAP Diluted EPS Data:
  Income before extraordinary item                                               $ 0.04                $ 0.05
  Extraordinary item                                                               -                     0.06
                                                                        ----------------     -----------------
      GAAP Net Income                                                            $ 0.04               $ (0.01)
                                                                        ================     =================

Weighted average shares outstanding:
  Basic EPS data                                                                 17,846                13,622
  Diluted EPS data                                                               18,141                13,809





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                                                                      Fiscal Year Ended
                                                             -------------------------------------

                                                               April 25,             April 26,
                                                                  1998                 1997
                                                             ----------------     ----------------


Revenues                                                           $ 353,351            $ 327,381
Cost of revenues                                                     260,299              236,340
                                                             ----------------     ----------------
  Gross profit                                                        93,052               91,041

S, G & A expenses                                                     73,492               70,753
Amortization expense                                                     309                  196
                                                             ----------------     ----------------
  Operating income before one-time charges                            19,251               20,092

One-time charges:
 Non-recurring acquisition costs                                                            5,006
 Restructuring costs                                                     872
 Strategic restructuring plan                                          1,750
                                                             ----------------     ----------------
  Operating income after one-time charges                             16,629               15,086

Interest expense and other                                             1,678                5,168
                                                             ----------------     ----------------
Income before provision for income taxes
  and extraordinary item                                              14,951                9,918
Provision for income taxes                                             6,743                3,690
                                                             ----------------     ----------------
Income before extraordinary item                                       8,208                6,228
Extraordinary item - loss on early termination
  of credit facility, net of income taxes                                                     798
                                                             ================     ================
Net income                                                           $ 8,208              $ 5,430
                                                             ================     ================


EBITDA                                                              $ 23,609             $ 20,428

EPS before one-time charges and extraordinary item:
   Net income before one-time charges and extraordinary item        $ 10,133             $ 11,234
   Basic EPS before one-time charges and extraordinary item           $ 0.64               $ 0.94
   Diluted EPS before one-time charges and extraordinary item         $ 0.62               $ 0.92

GAAP Basic EPS Data:
  Income before extraordinary item                                    $ 0.51               $ 0.52
  Extraordinary item                                                       -                 0.07
                                                             ----------------     ----------------
      GAAP Net Income                                                 $ 0.51               $ 0.45
                                                             ================     ================

GAAP Diluted EPS Data:
  Income before extraordinary item                                    $ 0.50               $ 0.51
  Extraordinary item                                                    -                    0.07
                                                             ----------------     ----------------
      GAAP Net Income                                                 $ 0.50               $ 0.44
                                                             ================     ================

Weighted average shares outstanding:
  Basic EPS data                                                      15,941               12,003
  Diluted EPS data                                                    16,257               12,235





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                                                                            Pro Forma Results
                                                               --------------------------------------------
                                                                  Three Months             Fiscal Year
                                                                      Ended                   Ended
                                                                 April 25, 1998           April 25, 1998
                                                               --------------------     -------------------
                                                                   (Unaudited)             (Unaudited)

Revenues                                                                  $ 95,947               $ 359,908
Cost of revenues                                                            69,880                 262,984
                                                               --------------------     -------------------
  Gross profit                                                              26,067                  96,924

S, G & A expenses                                                           20,676                  75,373
Amortization expense                                                           184                     594
                                                               --------------------     -------------------
  Operating income before one-time charges                                   5,207                  20,957

One-time charges:
 Non-recurring acquisition costs
 Restructuring costs                                                           872                     872
 Strategic restructuring plan
                                                               --------------------     -------------------
  Operating income after one-time charges                                    4,335                  20,085

Interest expense and other                                                     595                   3,004
                                                               --------------------     -------------------
Income before provision for income taxes
  and extraordinary item                                                     3,740                  17,081
Provision for income taxes                                                   1,608                   7,345
                                                               --------------------     -------------------
Income before extraordinary item                                             2,132                   9,736
Extraordinary item - loss on early termination
  of credit facility, net of income taxes
                                                               ====================     ===================
Net income                                                                 $ 2,132                 $ 9,736
                                                               ====================     ===================


EBITDA                                                                     $ 6,460                $ 28,609

EPS before one-time charges and extraordinary item:
   Net income before one-time charges and extraordinary item               $ 2,629                $ 10,233
   Basic EPS before one-time charges and extraordinary item                 $ 0.18                  $ 0.70
   Diluted EPS before one-time charges and extraordinary item               $ 0.18                  $ 0.70

GAAP Basic EPS Data:
  Income before extraordinary item                                          $ 0.15                  $ 0.67
  Extraordinary item                                                          -                       -
                                                               --------------------     -------------------
      GAAP Net Income                                                       $ 0.15                  $ 0.67
                                                               ====================     ===================

GAAP Diluted EPS Data:
  Income before extraordinary item                                          $ 0.15                  $ 0.67
  Extraordinary item                                                          -                       -
                                                               --------------------     -------------------
      GAAP Net Income                                                       $ 0.15                  $ 0.67
                                                               ====================     ===================

Weighted average shares outstanding:
  Basic EPS data                                                            14,625                  14,625
  Diluted EPS data                                                          14,625                  14,625





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